                                                       MONTHLY STATEMENT

                                         ---------------------------------------------

                                                    PROVIDIAN MASTER TRUST
                                                         SERIES 1996-1

                                         ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5,
2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as
Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral
Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared FOR THE SERIES 1996-1 CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURING ON DECEMBER
16, 2002, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER THE PERFORMANCE OF THE TRUST DURING
THE MONTH OF NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF AN ORIGINAL PRINCIPAL AMOUNT
OF $1,000 PER $1,000 PER INVESTOR CERTIFICATE. CERTAIN OTHER INFORMATION IS presented based on the aggregate amounts for the
Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or
Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Senior Certificateholders per $1,000 original
                certificate principal amount                                                                          $1.335799

         (2)    The amount set forth in A(1) above distributed to Senior
                Certificateholders with respect to interest per $1,000 original certificate
                principal amount                                                                                      $1.335799

         (3)    The amount set forth in A(1) above distributed to Senior
                Certificateholders with respect to principal per $1,000 original certificate
                principal amount                                                                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1996-1 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected
                       during the Monthly Period immediately preceding the Distribution Date                     $86,610,026.81

                (b)    The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                       Distribution Date                                                                          $6,270,877.70

                (c)    The aggregate amount of Principal Receivables collected
                       during the Monthly Period immediately preceding the Distribution Date                    $493,706,689.43

                (d)    The Floating Allocation Percentage with respect to the
                       Series 1996-1 Certificates for the Monthly Period immediately preceding the Distribution Date 14.199503%

                (e)    The Principal Allocation Percentage with respect to the Series 1996-1
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                          14.199503%

                                            ---------------------------------------

                                                Series 1996-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                            ---------------------------------------


                (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 1996-1 Certificates for the Monthly Period immediately
                       preceding the Distribution Date                                                           $13,188,626.72

                (g)    The Principal Receivables collected and allocated to the Series 1996-1
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                      $70,103,895.63

         (2)    Available Finance Charge Collections and Reallocated Principal
                Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Finance Charge Receivables and Interchange collected and allocated to
                       the Series 1996-1 Certificates                                                            $13,188,626.72

                (b)    Collection Account and Special Funding Account investment earnings
                       allocated to the Series 1996-1 Certificates                                                        $0.00

                (c)    Principal Funding Account Investment Proceeds                                                      $0.00

                (d)    Prefunding Account Investment Proceeds                                                             $0.00

                (e)    Reserve Account withdrawals, if applicable                                                         $0.00

                (f)    Additional Finance Charges from other Series allocated to the Series
                       1996-1 Certificates                                                                                $0.00

                (g)    Payments, if any, on deposit as of the Determination Date received from
                       any Interest Rate Protection Agreements                                                            $0.00

                (h)    Reallocated Principal Collections                                                                  $0.00

                (i)    Total Available Finance Charge Collections and Reallocated Principal
                       Collections for Series 1996-1 (total of (a), (b), (c), (d), (e), (f), (g)
                       and (h) above)                                                                            $13,188,626.72

         (3)    Available Principal Collections for Series 1996-1 for the
                Monthly Period immediately preceding the Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 1996-1
                       Certificates                                                                              $70,103,895.63

                (b)    Shared Principal Collections from other Series allocated to the Series
                       1996-1 Certificates                                                                                $0.00

                (c)    Additional amounts to be treated as Available Principal Collections
                       pursuant to the Series Supplement                                                          $6,281,536.78


                                            ---------------------------------------

                                                Series 1996-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                            ---------------------------------------


                (d)    Reallocated Principal Collections $0.00

                (e)    Available Principal Collections for Series 1996-1 (total of (a), (b) and
                       (c) minus (d) above)                                                                      $76,385,432.41

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)    30-59 days                                                                                  $117,547,766
                (b)    60-89 days                                                                                    84,922,485
                (c)    90 or more days                                                                             158,770,467
                                                                                                                   -----------
                (d)    Total Delinquencies                                                                         $361,240,718

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                        $48,171,215.68

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date                      $3,933,492.50

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                                $44,237,723.18

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 1996-1 Certificates (the "Series
                       1996-1 Defaulted Amount")                                                                  $6,281,536.78

                (e)    The Senior Defaulted Amount [Series 1996-1 Defaulted Amount multiplied by
                       the Senior Percentage]                                                                     $4,962,414.06

         (6)    Senior Charge-Offs

                (a)    The excess, if any, of the Senior Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Senior Defaulted
                       Amount, (ii) Reallocated Principal Collections and (iii) the amount by which the Collateral Invested Amount has been reduced in respect of such
                       Senior Defaulted Amount (a "Senior Charge-Off")                                                    $0.00

                (b)    The amount of the Senior Charge-Off set forth in item 6(a) above, per
                       $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Senior Certificateholder's
                       investment)                                                                                   $0.0000000

                (c)    The total amount reimbursed on the Distribution Date in respect of Senior
                       Charge-Offs for prior Distribution Dates                                                           $0.00

                                            ---------------------------------------

                                                Series 1996-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                            ---------------------------------------


                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Senior Certificateholder's investment)                                          $0.000000

                (e)    The amount, if any, by which the outstanding principal balance of the
                       Senior Certificates exceeds the Senior Invested Amount and the Senior
                       Initial Percentage of the Prefunding Account Balance, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                            $0.00

         (7)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount                             $0.00

                (b)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of the unpaid Required Amount                                         $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 7(a), (b) and (c)                                   $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Collateral Invested Amount on prior Distribution Dates                           $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the Collateral
                       Interest exceeds the Collateral Invested Amount and the Collateral Percentage
                       of the Prefunding Account Balance, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the Distribution
                       Date                                                                                               $0.00

         (8)    Investor Monthly Servicing Fee

                The amount of the Series 1996-1 Monthly Servicing Fee payable to the Servicer on
                the Distribution Date                                                                             $1,583,333.33

         (9)    Prefunding Account

                (a)    The Prefunding Account Balance on the Distribution Date                                            $0.00

                (b)    The Senior Percentage of the Prefunding Account Balance on the Distribution Date                   $0.00

                (c)    The Collateral Percentage of the Prefunding Account Balance on the Distribution Date               $0.00

                                            ---------------------------------------

                                                Series 1996-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                            ---------------------------------------


         (10)   Senior Monthly Interest

                (a)     Senior Monthly Interest payable on the Distribution Date                                  $1,002,516.86

         (11)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                            $0.00

                (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in JANUARY 2003.  (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                       Supplement.)                                                                                        0.00

         (12)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                Distribution Date                                                                                         $0.00

         (13)   Reserve Account (if applicable)

                (a)    The amount on deposit in the Reserve Account, if funded, on the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date and the related Transfer Date                               0.00

                (b)    The Required Reserve Account Amount, if any, selected by the Servicer                               0.00

C)       Senior Invested Amount

         (1)    The Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance on the date of issuance (the "Senior Initial Amount")                                   $750,500,000.00

         (2)    The Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance, if any, on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                                         $750,500,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the
                Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance, if any, as of such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the
                Senior Initial Amount). The amount of a Senior Certificateholder's pro rate share of the Senior Invested Amount and the Prefunding Account Balance, if any,
                can be determined by multiplying the original denomination of the Senior
                Certificateholder's Certificate by the Pool Factor                                                     1.000000

                                            ---------------------------------------

                                                Series 1996-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                            ---------------------------------------


D)       Collateral Invested Amount

         (1)    The Collateral Invested Amount and the Collateral Percentage of the Prefunding
                Account Balance on the date of issuance                                                         $199,500,000.00

         (2)    The Collateral Invested Amount and the Collateral Percentage of the Prefunding
                Account Balance, if any, on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                               $199,500,000.00

         (3)    The Collateral Invested Amount as a percentage of the sum of the
                Collateral
                Invested Amount and the Senior Invested Amount on such Distribution Date                                 21.00%

 E)      Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                             $6,633,752,201

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                               $175,557,409

F)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1996-1
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the
                Series 1996-1 Certificates and the Prefunding Account balance, if any, as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by
                number of calendar days in the month.) Effective November 2002 Monthly Period.                           16.89%

         (2)    The Net Loss Rate (the Series 1996-1 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 1996-1 Certificates and the
                Prefunding Account balance, if any, as of the last day of the next preceding
                Monthly Period, multiplied by 12)                                                                         7.93%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                1996-1 Certificates for the preceding Monthly Period)                                                     8.96%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                Series 1996-1 Certificates and the Prefunding Account Balance, if any, as of the
                last day of the next preceding Monthly Period, multiplied  by 12)                                         3.70%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the
                Series 1996-1
                Certificates for the preceding Monthly Period)                                                            5.26%


                                            ---------------------------------------

                                                Series 1996-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                            ---------------------------------------


         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly
                Period divided by the amount of Receivables in the Trust as of the last day of the
                next preceding Monthly Period)                                                                            8.56%

G)       Series 1996-1 Information for the Last Three Distribution Dates

                1)     Gross Yield

                       a)     12/16/02        16.89%
                       b)     11/15/02        18.98%
                       c)     10/15/02        17.38%

                2) Net Loss Rate

                       a)     12/16/02         7.93%
                       b)     11/15/02         5.74%
                       c)     10/15/02         5.39%

                3) Net Spread (Portfolio Yield Minus Base Rate)

                       a)     12/16/02         5.26%
                       b)     11/15/02         9.10%
                       c)     10/15/02         7.97%

                Three Month Average            7.44%

                4)     Monthly Payment Rate

                       a)     12/16/02         8.56%
                       b)     11/15/02         9.80%
                       c)     10/15/02         9.41%


                                                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                                                Servicer


                                                                By: _________________________________
                                                                Name:  Patricia Garvey
                                                                Title: Vice President

                                                       MONTHLY STATEMENT

                                         ---------------------------------------------

                                                    PROVIDIAN MASTER TRUST
                                                         SERIES 1997-2

                                         ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5,
2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National
Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is
required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B
Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during
THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 1997-2 CERTIFICATES WITH RESPECT TO THE
DISTRIBUTION DATE OCCURRING ON DECEMBER 16, 2002, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF
NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF AN ORIGINAL PRINCIPAL AMOUNT OF $1,000
per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.
Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000 original
                certificate principal amount                                                                          $1.284132

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                  $1.284132

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                 $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original
                certificate principal amount                                                                          $1.456354

         (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                  $1.456354

         (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                 $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1997-2 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                                $86,610,026.81

                (b)    The aggregate amount of Interchange collected and allocated to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                         $6,270,877.70

                                                               1

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

                (c)    The aggregate amount of Principal Receivables collected during the Monthly
                       Period immediately preceding the Distribution Date                                       $493,706,689.43

                (d)    The Floating Allocation Percentage with respect to the Series 1997-2
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                          10.462792%

                (e)    The Principal Allocation Percentage with respect to the Series 1997-2
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                          10.462792%

                (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-2 Certificates for the Monthly Period immediately
                       preceding the Distribution Date                                                            $9,717,935.48

                (g)    The Principal Receivables collected and allocated to the Series 1997-2
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                      $51,655,502.05

         (2)    Available Finance Charge Collections, Required Draw Amount and Reallocated
                Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Finance Charge Receivables and Interchange collected and allocated to
                       the Series 1997-2 Certificates                                                             $9,717,935.48

                (b)    Collection Account and Special Funding Account investment earnings
                       allocated to the Series 1997-2 Certificates                                                        $0.00

                (c)    Principal Funding Account Investment Proceeds                                                      $0.00

                (d)    Cash Collateral Account Investment Proceeds                                                   $22,550.33

                (e)    Reserve Draw Amount, if applicable                                                                 $0.00

                (f)    Additional Finance Charges from other Series allocated to the Series
                       1997-2 Certificates                                                                                $0.00

                (g)    Payments, if any, on deposit as of the Determination Date received from
                       any Interest Rate Protection Agreements                                                            $0.00

                (h)    Required Draw Amount, if applicable                                                                $0.00

                (i)    Reallocated Collateral Principal Collections                                                       $0.00

                (j)    Reallocated Class B Principal Collections                                                          $0.00

                (k)    Total Available Finance Charge Collections and Reallocated Principal
                       Collections for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g),
                       (h), (i) and (j) above)                                                                    $9,740,485.81

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

         (3)    Available Principal Collections for Series 1997-2 for the Monthly Period
                immediately preceding the Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 1997-2
                       Certificates                                                                              $51,655,502.05

                (b)    Shared Principal Collections from other Series allocated to the Series
                       1997-2 Certificates                                                                                $0.00

                (c)    Additional amounts to be treated as Available Principal Collections
                       pursuant to the Series Supplement                                                          $4,628,500.79

                (d)    Reallocated Collateral Principal Collections                                                       $0.00

                (e)    Reallocated Class B Principal Collections                                                          $0.00

                (f)    Available Principal Collections for Series 1997-2 (total of (a), (b) and
                       (c) minus (d) and (e) above)                                                              $56,284,002.84

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)     30-59 days                                                                                 $117,547,766
                (b)     60-89 days                                                                                   84,922,485
                (c)     90 or more days                                                                             158,770,467
                                                                                                                   ------------
                (d)     Total Delinquencies                                                                        $361,240,718

         (5)    Def aulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                        $48,171,215.68

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date                      $3,933,492.50

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                                $44,237,723.18

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                       1997-2 Defaulted Amount")                                                                  $4,628,500.79

                (e)    The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by
                       the Class A Percentage]                                                                    $3,772,228.14

                (f)    The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by
                       the Class B Percentage]                                                                      $439,707.57

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

         (6)    Class A Charge-Offs

                (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class A Defaulted Amount,
                       (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                       Amount, (iii) Reallocated Principal Collections applied to such Class A
                       Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                       Defaulted Amount (a "Class A Charge-Off")                                                          $0.00

                (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                       pro rata, the amount of each Class A Certificateholder's investment)                           $0.000000

                (c)    The total amount reimbursed on the Distribution Date
                       in respect of Class A
                       Charge-Offs for prior Distribution  Dates                                                          $0.00

                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                       of each Class A Certificateholder's  investment)                                               $0.000000

                (e)    The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                                  $0.00

         (7)    Class B Charge-Offs

                (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                       Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                       B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount
                       has been reduced in respect of such Class B Defaulted Amount                                       $0.00

                (b)    The amount by which the Class B Invested Amount has
                       been reduced on the
                       Distribution Date in respect of Reallocated Class B Principal Collections                          $0.00

                (c)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                       Charge-Offs")                                                                                      $0.00

                (d)    The total amount by which the Class B Invested Amount
                       has been reduced on the
                       Distribution Date as set forth in items 7(a), (b) and(C)                                           $0.00

                (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                         of each Class B Certificateholder's  investment)                                             $0.000000

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

                (f)    The total amount reimbursed on the Distribution Date in respect of reductions in                   $0.00
                       the Class B Invested Amount on prior Distribution Date

                (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                       of each Class B Certificateholder's investment)                                                $0.000000

                (h)    The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                                  $0.00

         (8)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount                             $0.00

                (b)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 8(a), (b) and ( c)                                  $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Collateral Invested Amount on prior Distribution Dates                           $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the
                       Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                       and distributions on the Distribution Date                                                         $0.00

         (9)    Investor Monthly Servicing Fee

                (a)    The amount of the Series 1997-2 Monthly Servicing Fee payable to the
                       Servicer on the Distribution Date                                                          $1,166,666.67

         (10)   Cash Collateral Account

                (a)    The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                         $21,000,000.00

         (11)   Class A Monthly Interest

                (a)    Class A Monthly Interest payable on the Distribution Date                                    $732,597.27

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

         (12)   Class B Monthly Interest

                (a)    Class B Monthly Interest payable on the Distribution Date                                     $96,847.55

         (13)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions
                       on such Distribution Date                                                                          $0.00

                (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in AUGUST 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                effect to all deposits, withdrawals and distributions on such Distribution Date                           $0.00

         (15)   Reserve Account (if applicable)

                (a)    The amount on deposit in the Reserve Account, if funded, on the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date and the related Transfer Date                              $0.00

                (b)    The Required Reserve Account Amount, if any, selected by the Servicer                              $0.00

(C)      Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                             $570,500,000.00

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                               $570,500,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class
                A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original
                denomination of the Class A Certificateholder's Certificate by the Pool Factor                         1.000000

D) Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                              $66,500,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                $66,500,000.00

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                Invested Amount can be determined by multiplying the original denomination of the Class
                B Certificateholder's Certificate by the Pool Factor                                                     1.0000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested Amount                                                           $63,000,000.00

         (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to
                all deposits, withdrawals and distributions on such Distribution Date                            $63,000,000.00

         (3)    The Collateral Invested Amount as a percentage of the sum of the Invested Amount
                on such Distribution Date                                                                                 9.00%

F)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                             $6,633,752,201

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                               $175,557,409

G)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
                for the preceding Monthly Period (excluding payments received from Interest Rate
                Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates
                as of the last day of the next preceding Monthly Period, multiplied by  365 days divided
                by number of calendar days in the month.)  Effective November 2002 monthly period.                       16.93%

         (2)    The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                the next preceding Monthly Period, multiplied by 12)                                                      7.93%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                Certificates for the preceding Monthly Period)                                                            9.00%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                  3.62%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
                Certificates for the preceding Monthly Period)                                                            5.38%

                                             -------------------------------------

                                                Series 1997-2 Monthly Statement
                                              December 16, 2002 Distribution Date

                                             -------------------------------------

         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly
                Period divided by the amount of Receivables in the Trust as of the last day of the
                next preceding Monthly Period)                                                                            8.56%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1)     Gross Yield

                a)     12/16/02       16.93%
                b)     11/15/02       19.03%
                c)     10/15/02       17.43%

         2) Net Loss Rate

                a)     12/16/02       7.93%
                b)     11/15/02       5.74%
                c)     10/15/02       5.39%

         3) Net Spread (Portfolio Yield Minus Base Rate)

                a)     12/16/02       5.38%
                b)     11/15/02       9.24%
                c)     10/15/02       8.10%

         Three Month Average          7.57%

         4) Monthly Payment Rate

                a)     12/16/02       8.56%
                b)     11/15/02       9.80%
                c)     10/15/02       9.41%


                                                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                                                Servicer



                                                                By: _________________________________
                                                                Name:  Patricia Garvey
                                                                Title: Vice President



                                                       MONTHLY STATEMENT

                                         ---------------------------------------------

                                                    PROVIDIAN MASTER TRUST
                                                         SERIES 1997-4

                                         ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5,
2001, the "Agreement"), as supplemented by the Series 1997-4 Supplement dated as of November 1, 1997 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition
Funding LLC as Transferor, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is
required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B
Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared FOR THE SERIES 1997-4 CERTIFICATES WITH RESPECT TO THE
DISTRIBUTION DATE OCCURRING ON DECEMBER 16, 2002, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF
NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED on the basis of an original principal amount $1,000 per
Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.
Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 1997-4 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000 original
                certificate principal amount                                                                          $0.000000

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                  $0.000000

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                 $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original
                certificate principal amount                                                                          $5.375000

         (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                  $5.375000

         (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                 $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1997-4 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                                $86,610,026.81

                (b)    The aggregate amount of Interchange collected and allocated to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                         $6,270,877.70

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

                (c)    The aggregate amount of Principal Receivables collected during the Monthly
                       Period immediately preceding the Distribution Date $493,706,689.43

                (d)    The Floating Allocation Percentage with respect to the
                       Series 1997-4 Certificates for the Monthly Period
                       immediately preceding the Distribution
                       Date                                                                                           0.762289%

                (e)    The Principal Allocation Percentage with respect to the
                       Series 1997-4 Certificates for the Monthly Period
                       immediately preceding the Distribution
                       Date                                                                                           8.968107%

                (f)    The Finance Charge Receivables and Interchange collected and allocated to the
                       Series 1997-4 Certificates for the Monthly Period immediately preceding the
                       Distribution Date                                                                            $708,021.01

                (g)    The Principal Receivables collected and allocated to the
                       Series 1997-4 Certificates for the Monthly Period
                       immediately preceding the Distribution
                       Date                                                                                      $44,276,144.61

         (2)    Available Finance Charge Collections, Required Draw Amount and Reallocated
                Principal Collections for Series 1997-4 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Finance Charge Receivables and Interchange collected and allocated to
                       the Series 1997-4 Certificates                                                               $708,021.01

                (b)    Collection Account and Special Funding Account investment earnings
                       allocated to the Series 1997-4 Certificates                                                        $0.00

                (c)    Principal Funding Account Investment Proceeds                                                  $1,727.96

                (d)    Cash Collateral Account Investment Proceeds                                                   $16,107.36

                (e)    Reserve Draw Amount, if applicable                                                                 $0.00

                (f)    Additional Finance Charges from other Series allocated to the Series
                       1997-4 Certificates                                                                                $0.00

                (g)    Payments, if any, on deposit as of the Determination Date received from
                       any Interest Rate Protection Agreements                                                            $0.00

                (h)    Required Draw Amount, if applicable                                                                $0.00

                (i)    Reallocated Collateral Principal Collections                                                       $0.00

                (j)    Reallocated Class B Principal Collections                                                          $0.00

                (k)    Total Available Finance Charge Collections and Reallocated Principal
                       Collections for Series 1997-4 (total of (a), (b), (c), (d), (e), (f), (g),
                       (h), (i) and (j) above)                                                                      $725,856.33

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (3)    Available Principal Collections for Series 1997-4 for the Monthly Period
                immediately preceding the Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 1997-4
                       Certificates                                                                              $44,276,144.61


                (b)    Shared Principal Collections from other Series allocated to the Series
                       1997-4 Certificates                                                                                $0.00

                (c)    Additional amounts to be treated as Available Principal Collections
                       pursuant to the Series Supplement                                                            $337,219.34

                (d)    Reallocated Collateral Principal Collections                                                       $0.00

                (e)    Reallocated Class B Principal Collections                                                          $0.00

                (f)    Available Principal Collections for Series 1997-4 (total of (a), (b) and
                       (c) minus (d) and (e) above                                                               $44,613,363.95

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)      30-59 days                                                                                $117,547,766
                (b)      60-89 days                                                                                  84,922,485
                (c)      90 or more days                                                                            158,770,467
                                                                                                                   ------------
                (d)      Total Delinquencies                                                                       $361,240,718

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                        $48,171,215.68

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Dat                       $3,933,492.50

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                                $44,237,723.18

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 1997-4 Certificates (the "Series
                       1997-4 Defaulted Amount")                                                                    $337,219.35

                (e)    The Class A Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by
                       the Class A Percentage)                                                                            $0.00

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

                (f)    The Class B Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the Class B Percentage) $317,382.91

         (6)    Class A Charge-Offs

                (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class A Defaulted Amount,
                       (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                       Amount, (iii) Reallocated Principal Collections applied to such Class A
                       Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                       Defaulted Amount (a "Class A Charge-Off")                                                          $0.00

                (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                       pro rata, the amount of each Class A Certificateholder's investment)                           $0.000000

                (c)    The total amount reimbursed on the Distribution Date in
                       respect of Class A Charge-Offs for prior Distribution  Dates                                       $0.00

                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of
                       increasing, pro rata, the amount of each Class A Certificateholder's  investment)              $0.000000

                (e)    The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                            $0.00

         (7)    Class B Charge-Offs

                (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class B Defaulted Amount,
                       (ii) the Available Cash Collateral Amount, (iii) Reallocated Collateral
                       Principal Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in respect of
                       such Class B Defaulted Amount                                                                      $0.00

                (b)    The amount by which the Class B Invested Amount has been
                       reduced on the Distribution Date in respect of Reallocated Class B Principal Collections           $0.00

                (c)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                       Charge-Offs")                                                                                      $0.00

                (d)    The total amount by which the Class B Invested Amount has
                       been reduced on the Distribution Date as set forth in items 7(a), (b) and (c)                      $0.00

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

                (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                       of each Class B Certificateholder's investment)                                                $0.000000

                (f)    The total amount reimbursed on the Distribution Date in
                       respect of reductions in the Class B Invested Amount on prior Distribution Dates                   $0.00

                (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of
                       increasing, pro rata, the amount of each Class B Certificateholder's investment)               $0.000000

                (h)    The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                            $0.00

         (8)    Reductions in the Collateral Interest
                                                                                                                          $0.00
                (a)    The excess, if any, of the Collateral Defaulted Amount over Available
                       Finance Charge Collections applied to such Collateral Defaulted
                       Amount

                (b)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 8(a), (b) and (c)                                   $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Collateral Invested Amount on prior Distribution Dates                           $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the
                       Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on the Distribution Date                                                             $0.00

         (9)    Investor Monthly Servicing Fee

                (a)    The amount of the Series 1997-4 Monthly Servicing Fee payable to the
                       Servicer on the Distribution Date                                                             $85,000.00

        (10)    Cash Collateral Account

                (a)    The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                         $15,000,000.00

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (11)   Class A Monthly Interest

                (a)    Class A Monthly Interest payable on the Distribution Date                                          $0.00

         (12)   Class B Monthly Interest

                (a)    Class B Monthly Interest payable on the Distribution Date                                    $258,000.00

         (13)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on
                       such Distribution Date                                                                             $0.00

                (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in SEPTEMBER 2002. (The initial funding date for the Principal
                       Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                effect to all deposits, withdrawals and distributions on such Distribution Date                           $0.00

         (15) Reserve Account (if applicable)

                (a)    The amount on deposit in the Reserve Account, if funded, on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on
                       such Distribution Date and the related Transfer Date                                               $0.00

                (b)    The Required Reserve Account Amount, if any, selected by the Servicer                              $0.00

C)       Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                             $501,000,000.00

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                         $0.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial
                Invested Amount). The amount of a Class A Certificateholder's pro rata share of the
                Class A Invested Amount can be determined by multiplying the original denomination
                of the Class A Certificateholder's Certificate by the Pool Factor                                      0.000000

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

D)     Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                              $48,000,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving
                effect to all deposits, withdrawals and distributions on such Distribution Date                  $48,000,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial
                Invested Amount). The amount of a Class B Certificateholder's pro rata share of the
                Class B Invested Amount can be determined by multiplying the original denomination of
                the Class B Certificateholder's Certificate by the Pool Factor                                         1.000000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested Amount                                                           $51,000,000.00

         (2)    The Collateral Invested Amount on the Distribution Date, after giving
                effect to all deposits, withdrawals and distributions on such Distribution Date                   $3,000,000.00

         (3)    The Collateral Invested Amount as a percentage of the sum of the
                Invested Amount on such Distribution Date                                                                 5.88%

F)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the
                close of business on the last day of the immediately preceding Monthly Period                    $6,633,752,201

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at
                the close of business on the last day of the immediately preceding Monthly Period                  $175,557,409

G)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1997-4
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                1997-4 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of calendar days in the month.) Effective
                November 2002 monthly period.                                                                            17.32%

         (2)    The Net Loss Rate (the Series 1997-4 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 1997-4 Certificates as of the
                last day of the next preceding Monthly Period, multiplied by 12)                                          7.93%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-4
                Certificates for the preceding Monthly Period)                                                            9.39%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
                1997-4 Certificates as of the last day of the next preceding Monthly Period,
                multiplied by 12)                                                                                         8.17%

                                           ----------------------------------------

                                                Series 1997-4 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-4
                Certificates for the preceding Monthly Period)                                                            1.22%

         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly
                Period divided by the amount of Receivables in the Trust as of the last day of the
                next preceding Monthly Period)                                                                            8.56%

H)       Series 1997-4 Information for the Last Three Distribution Dates

         1)     Gross Yield

               a)      12/16/02       17.32%
               b)      11/15/02       10.42%
               c)      10/15/02       12.54%

         2)     Net Loss Rate

               a)      12/16/02       7.93%
               b)      11/15/02       1.86%
               c)      10/15/02       3.03%

         3)     Net Spread (Portfolio Yield Minus Base Rate)

               a)      12/16/02       1.22%
               b)      11/15/02       1.69%
               c)      10/15/02       2.28%

         Three  Month Average 1.73%

         4)     Monthly Payment Rate

               a)      12/16/02       8.56%
               b)      11/15/02       9.80%
               c)      10/15/02       9.41%

                                                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION



                                                                Servicer

                                                                By: _________________________________
                                                                Name:  Patricia Garvey
                                                                Title: Vice President

                                                       MONTHLY STATEMENT

                                         ---------------------------------------------

                                                    PROVIDIAN MASTER TRUST
                                                         SERIES 1999-1

                                         ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5,
2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association
as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B
Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master
Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1
Certificates with respect to the Distribution Date OCCURRING ON DECEMBER 16, 2002, AND WITH RESPECT TO THE PERFORMANCE OF THE
TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or
Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000 original
                certificate principal amount                                                                          $1.387465

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                  $1.387465

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                 $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original
                certificate principal amount                                                                          $5.666667

         (5)    The amount set forth in A (4) above distributed to Class B Certificateholder with
                respect to interest per $1,000 original certificate principal amount                                  $5.666667

         (6)    The amount set forth in A (4) above distributed to Class B Cerfiticateholder with
                respect to principal per $1,000 original certificate principal amount                                 $0.000000

B) Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1999-1 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                                $86,610,026.81

                (b)    The aggregate amount of Interchange collected and allocated to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                         $6,270,877.70

                (c)    The aggregate amount of Principal Receivables collected during the Monthly
                       Period immediately preceding the Distribution Date                                       $493,706,689.43

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

                (d)    The Floating Allocation Percentage with respect to the Series 1999-1
                       Certificates for the Monthly Period immediately preceding the Distribution Date                9.581311%

                (e)    The Principal Allocation Percentage with respect to the Series 1999-1
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                           9.581311%

                (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly Period immediately
                       preceding the Distribution Date                                                            $8,899,208.33

                (g)    The Principal Receivables collected and allocated to the Series 1999-1
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                      $47,303,573.37

         (2)    Available Finance Charge Collections and Reallocated Principal Collections for
                Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

                (a)    The Finance Charge Receivables and Interchange collected and allocated to
                       the Series 1999-1 Certificates                                                             $8,899,208.33

                (b)    Collection Account and Special Funding Account investment earnings
                       allocated to the Series 1999-1 Certificates                                                        $0.00

                (c)    Principal Funding Account Investment Proceeds                                                      $0.00

                (d)    Reserve Draw Amount                                                                                $0.00

                (e)    Additional Finance Charges from other Series allocated to the Series
                       1999-1 Certificates                                                                                $0.00

                (f)    Payments, if any, on deposit as of the Determination Date received from
                       any Interest Rate Protection Agreements                                                            $0.00

                (g)    Reallocated Class D Principal Collections                                                          $0.00

                (h)    Reallocated Collateral Principal Collections                                                       $0.00

                (i)    Reallocated Class B Principal Collections                                                          $0.00

                (j)    Total Available Finance Charge Collections and Reallocated Principal
                       Collections for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g),
                       (h), and (i) above)                                                                        $8,899,208.33

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (3)    Available Principal Collections for Series 1999-1 for the Monthly Period
                immediately preceding the Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 1999-1 Certificates       $47,303,573.37

                (b)    Shared Principal Collections from other Series allocated to the Series
                       1999-1 Certificates                                                                                $0.00

                (c)    Additional amounts to be treated as Available Principal Collections
                       pursuant to the Series Supplement                                                          $4,238,553.84

                (d)    Reallocated Class D Principal Collections                                                          $0.00

                (e)    Reallocated Collateral Principal Collections                                                       $0.00

                (f)    Reallocated Class B Principal Collections                                                          $0.00

                (g)    Available Principal Collections for Series 1999-1 (total of (a), (b) and
                       (c) minus (d), (e) and (f) above)                                                         $51,542,127.21

         (4)    Delinquent Balances in the Trust

                             The aggregate outstanding balance of the Accounts
                  which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)    31-60 days                                                                                  $117,547,766
                (b)    61-90 days                                                                                    84,922,485
                (c)    91 or more days                                                                              158,770,467
                                                                                                                   ------------
                (d)    Total Delinquencies                                                                         $361,240,718

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                        $48,171,215.68

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date                      $3,933,492.50

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                                $44,237,723.18

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 1999-1 Certificates (the "Series
                       1999-1 Defaulted Amount")                                                                  $4,238,553.84

                (e)    The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by
                       the Class A Percentage]                                                                    $3,306,071.99

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

                (f)    The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by
                       the Class B Percentage]                                                                      $434,450.92

         (6)    Class A Charge-Offs

                (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class A Defaulted
                       Amount, (ii) Reallocated Principal Collections applied to such Class A
                       Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                       Invested Amount has been reduced in respect of such Class A Defaulted
                       Amount (a "Class A Charge-Off")                                                                    $0.00

                (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                       $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                       investment)                                                                                        $0.00

                (c)    The total amount reimbursed on the Distribution Date in respect of Class A
                       Charge-Offs for prior Distribution Dates                                                           $0.00

                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Class A Certificateholder's investment)                                         $0.000000

                (e)    The amount, if any, by which the outstanding principal balance of the
                       Class A Certificates exceeds the Class A Invested Amount if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                            $0.00

         (7)    Class B Charge-Offs

                (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class B Defaulted
                       Amount, (ii) Reallocated Class D Principal Collections applied to such
                       Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                       Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                       Class B Defaulted Amount and (v) the amount by which the Collateral
                       Invested Amount has been reduced in respect of such Class B Defaulted
                       Amount                                                                                             $0.00

                (b)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Class B Principal Collections
                                                                                                                          $0.00

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

                (c)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                       B Charge-Offs")                                                                                    $0.00

                (d)    The total amount by which the Class B Invested Amount has been reduced on
                       the Distribution Date as set forth in items 7(a), (b) and (c)                                      $0.00

                (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                       amount of each Class B Certificateholder's investment)                                         $0.000000

                (f)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Class B Invested Amount on prior Distribution Dates                              $0.00

                (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Class B Certificateholder's investment)                                         $0.000000

                (h)    The amount, if any, by which the outstanding principal balance of the
                       Class B Certificates exceeds the Class B Invested Amount if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                            $0.00

         (8)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Collateral Defaulted
                       Amount, (ii) Reallocated Class D Principal Collections applied to such
                       Collateral Defaulted Amount and (iii) the Amount by which the Class D
                       Invested Amount has been reduced in respect of such Collateral Defaulted
                       Amount                                                                                             $0.00

                (b)    The amount by which the Collateral Invested Amount has been reduced the
                       Distribution Date in respect of Reallocated Collateral Principal
                       Collections                                                                                        $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 8(a), (b) and (c)                                   $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution Dates
                       $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the
                       Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                       and distributions on the Distribution Date                                                         $0.00

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (9)    Reductions in the Class D Interest

                (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance
                       Charge Collections applied to such Class D Defaulted Amount                                        $0.00

                (b)    The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                (c)    The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                    $0.00

                (d)    The total amount by which the Class D Invested Amount has been reduced on
                       the Distribution Date as set forth in items 9(a), (b) and (c)                                      $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Class D Invested Amount on prior Distribution Dates                              $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the
                       Class D Interest exceeds the Class D Invested Amount, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on the Distribution Date                                                             $0.00

        (10)    Investor Monthly Servicing Fee

                (a)    The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                       Servicer on the Distribution Date                                                            $934,829.06

        (11)    Class A Monthly Interest

                (a)    Class A Monthly Interest payable on the Distribution Date                                    $693,732.64

        (12)    Class B Monthly Interest

                (a)    Class B Monthly Interest payable on the Distribution Date                                    $372,328.33

        (13)    Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions
                       on such Distribution Date                                                                          $0.00

                (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in OCTOBER 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

        (14)    Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                Distribution Date                                                                                         $0.00

        (15)    Reserve Account

                (a)    The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date and the related Transfer Date                                                    $0.00

                (b)    The Required Reserve Account Amount                                                                $0.00

C)       Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                             $500,000,000.00

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                               $500,000,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class
                A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original
                denomination of the Class A Certificateholder's Certificate by the Pool Factor                          1.00000

D)       Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                              $65,705,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                $65,705,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class
                B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                denomination of the Class B Certificateholder's Certificate by the Pool Factor                         1.000000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested Amount                                                           $52,884,000.00

         (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to
                all deposits, withdrawals and distributions on such Date                                         $52,884,000.00

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (3)    The Collateral Invested Amount as a percentage of the sum of the Invested Amount
                on such Distribution Date                                                                                 8.25%

F)       Class D Invested Amount

         (1)    The Class D Initial Invested Amount                                                              $22,436,642.00

         (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                $22,436,642.00

         (3)    The Class D Invested Amount as a percentage of the sum of the Invested Amount on
                such Distribution Date                                                                                    3.50%

G)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                             $6,633,752,201

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                               $175,557,409

H)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.) Effective
                November 2002 monthly period.                                                                            16.89%

         (2)    The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
                last day of the next preceding Monthly Period, multiplied by 12)                                          7.93%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                Certificates for the preceding Monthly Period)                                                            8.96%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
                1999-1 Certificates as of the last day of the next preceding Monthly Period,
                multiplied by 12)                                                                                         4.60%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                Certificates for the preceding Monthly Period)                                                            4.36%

                                           ----------------------------------------

                                                Series 1999-1 Monthly Statement
                                              December 16, 2002 Distribution Date

                                           ----------------------------------------

         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly
                Period divided by the amount of Receivables in the Trust as of the last day of the
                next preceding Monthly Period)                                                                            8.56%

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1) Gross Yield

                a)     12/16/02       16.89%
                b)     11/15/02       18.98%
                c)     10/15/02       17.38%

         2) Net Loss Rate

                a)     12/16/02        7.93%
                b)     11/15/02        5.74%
                c)     10/15/02        5.39%

         3) Net Spread (Portfolio Yield Minus Base Rate)

                a)     12/16/02        4.36%
                b)     11/15/02        8.30%
                c)     10/15/02        7.14%

                Three Month Average    6.60%

         4) Monthly Payment Rate

                a)     12/16/02        8.56%
                b)     11/15/02        9.80%
                c)     10/15/02        9.41%



                                                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                                                Servicer


                                                                By: _________________________________
                                                                Name:  Patricia Garvey
                                                                Title: Vice President



                                                               9

                                               MONTHLY STATEMENT

                                 ---------------------------------------------

                                            PROVIDIAN MASTER TRUST
                                                 SERIES 2000-1

                                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000
(as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC,
Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee,
Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral
Interest Holder and the Class D Interest Holder and the performance of THE PROVIDIAN MASTER TRUST (THE
"TRUST") DURING THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 2000-1
CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURRING ON DECEMBER 16, 2002,AND WITH RESPECT TO THE
PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS
PRESENTED ON THE BASIS OF an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)   The total amount distributed to Class A Certificateholders per $1,000 original certificate
               principal amount                                                                                          $6.241667

         (2)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                 $6.241667

         (3)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                $0.000000

         (4)   The total amount distributed to Class B Certificateholders per $1,000 original certificate
               principal amount                                                                                          $1.602743

         (5)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                 $1.602743

         (6)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                $0.000000

B)       Information Regarding the Performance of the Trust

         (1)   Allocation of Receivables Collections to the Series 2000-1 Certificates

               (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                  $86,610,026.81

               (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                       Monthly Period immediately preceding the Distribution Date                                    $6,270,877.70

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

               (c)     The aggregate amount of Principal Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                 $493,706,689.43

               (d)     The Floating Allocation Percentage with respect to the Series 2000-1 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                    7.847094%

               (e)     The Principal Allocation Percentage with respect to the Series 2000-1 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                    7.847094%

               (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-1 Certificates for the Monthly Period immediately preceding the Distribution Date        $7,288,451.61

               (g)     The Principal Receivables collected and allocated to the Series 2000-1 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                               $38,741,626.53

         (2)   Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-1
               for the Monthly Period immediately preceding the Distribution Date.

               (a)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-1 Certificates                                                                           $7,288,451.61

               (b)     Collection Account and Special Funding Account investment earnings allocated to the
                       Series 2000-1 Certificates                                                                            $0.00

               (c)     Principal Funding Account Investment Proceeds                                                         $0.00

               (d)     Class A Reserve Draw Amount                                                                           $0.00

               (e)     Class B Reserve Draw Amount                                                                           $0.00

               (f)     Additional Finance Charges from other Series allocated to the Series 2000-1
                       Certificates                                                                                          $0.00

               (g)     Payments, if any, on deposit as of the Determination Date received from any Interest
                       Rate Protection Agreements                                                                            $0.00

               (h)     Reallocated Class D Principal Collections                                                             $0.00

               (i)     Reallocated Collateral Principal Collections                                                          $0.00

               (j)     Reallocated Class B Principal Collections                                                             $0.00

               (k)     Total Available Finance Charge Collections and Reallocated Principal Collections for
                       Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)            $7,288,451.61

         (3)   Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

               (a)     The Principal Receivables collected and allocated to the Series 2000-1 Certificates          $38,741,626.53

                                                      2

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

               (b)     Shared Principal Collections from other Series allocated to the Series 2000-1
                       Certificates                                                                                          $0.00

               (c)     Additional amounts to be treated as Available Principal Collections pursuant to the
                       Series Supplement                                                                             $3,471,375.59

               (d)     Reallocated Class D Principal Collections                                                             $0.00

               (e)     Reallocated Collateral Principal Collections                                                          $0.00

               (f)     Reallocated Class B Principal Collections                                                             $0.00

               (g)     Available Principal Collections for Series 2000-1 (total of (a), (b) and ( c) minus
                       (d), (e) and (f) above)                                                                      $42,213,002.12

         (4)   Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)     31-60 days                                                                                     $117,547,766
               (b)     61-90 days                                                                                       84,922,485
               (c)     91 or more days                                                                                 158,770,467
                                                                                                                      ------------
               (d)     Total Delinquencies                                                                            $361,240,718

         (5)   Defaulted Amount

               (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly
                       Period immediately preceding the Distribution Date                                           $48,171,215.68

               (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                       Monthly Period immediately preceding the Distribution Date                                    $3,933,492.50

               (c)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                       [Defaulted Receivables minus Recoveries]                                                     $44,237,723.18

               (d)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                       allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted Amount")            $3,471,375.59

               (e)     The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class A
                       Percentage]                                                                                   $2,777,100.47

               (f)     The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class B
                       Percentage]                                                                                     $312,423.80

                                                      3

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

         (6)   Class A Charge-Offs

               (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                       Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted
                       Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                       Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class
                       A Charge-Off")                                                                                        $0.00

               (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                       amount of each Class A Certificateholder's investment)                                            $0.000000

               (c)     The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs
                       for prior Distribution Dates                                                                          $0.00

               (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                       Certificateholder's investment)                                                                  $0.0000000

               (e)     The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                  $0.00

         (7)   Class B Charge-Offs

               (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                       Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                       Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount,
                       (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested
                       Amount has been reduced in respect of such Class B Defaulted Amount                                   $0.00

               (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Class B Principal Collections                                          $0.00

               (c)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                       Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                         $0.00

               (d)     The total amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date as set forth in items 7(a), (b) and (c)                                             $0.00

                                                      4

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

               (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                   $0.000000

               (f)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class B Invested Amount on prior Distribution Dates                                                   $0.00

               (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                   $0.000000

               (h)     The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                  $0.00

         (8)   Reductions in the Collateral Interest

               (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                       Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                       of such Collateral Defaulted Amount                                                                   $0.00

               (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Collateral Principal Collections                                       $0.00

               (c)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                       Date in respect of items 6(a) and 7(a) above                                                          $0.00

               (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date as set forth in items 8(a), (b) and (c)                                             $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Collateral Invested Amount on prior Distribution Dates                                                $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                       Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on the Distribution
                       Date                                                                                                  $0.00

         (9)   Reductions in the Class D Interest

               (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                       Collections applied to such Class D Defaulted Amount                                                  $0.00

               (b)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Principal Collections                                                  $0.00

                                                      5

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

               (c)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                       Date in respect of items 6(a), 7(a) and 8 (a) above                                                   $0.00

               (d)     The total amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date as set forth in items 9(a), (b) and (c)                                             $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class D Invested Amount on prior Distribution Dates $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving
                       effect to all deposits, withdrawals and distributions on the Distribution Date                        $0.00

         (10)  Investor Monthly Servicing Fee

               (a)     The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                       Distribution Date                                                                               $765,625.00

         (11)  Class A Monthly Interest

               (a)     Class A Monthly Interest payable on the Distribution Date                                     $2,621,500.00

         (12)  Class B Monthly Interest

               (a)     Class B Monthly Interest payable on the Distribution Date                                        $75,729.61

         (13)  Principal Funding Account Amount

               (a)     The amount on deposit in the Principal Funding Account on the Distribution Date, after
                       giving effect to all deposits, withdrawals and distributions on such Distribution Date                $0.00

               (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the
                       Distribution Date occurring in March 2004 (The initial funding date for the Principal
                       Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)  Deficit Controlled Accumulation Amount

               The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect
               to all deposits, withdrawals and distributions on such Distribution Date                                      $0.00

         (15)  Class A Reserve Account

               (a)     The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                         $0.00

               (b)     The Class A Required Reserve Account Amount                                                           $0.00

                                                      6

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

         (16)  Class B Reserve Account

               (a)     The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                         $0.00

               (b)     The Class B Required Reserve Account Amount                                                           $0.00

C)       Class A Invested Amount

         (1)   The Class A Initial Invested Amount                                                                 $420,000,000.00

         (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                             $420,000,000.00

         (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
               Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
               Certificate by the Pool Factor                                                                             1.000000

D)       Class B Invested Amount

         (1)   The Class B Initial Invested Amount                                                                  $47,250,000.00

         (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $47,250,000.00

         (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
               Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
               Certificate by the Pool Factor                                                                             1.000000

E)       Collateral Invested Amount

         (1)   The Collateral Initial Invested Amount                                                               $42,000,000.00

         (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $42,000,000.00

         (3)   The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution Date               8.00%

F)       Class D Invested Amount

         (1)   The Class D Initial Invested Amount                                                                  $15,750,000.00

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

         (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $15,750,000.00

         (3)   The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                  3.00%

G)       Receivables Balances

         (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last
               day of the immediately preceding Monthly Period                                                      $6,633,752,201

         (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the
               last day of the immediately preceding Monthly Period                                                   $175,557,409

H)       Annualized Percentages

         (1)   The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates for
               the preceding Monthly Period (excluding payments received from Interest Rate Protection
               Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by number of days in the
               calendar month.) Effective November 2002 monthly period.                                                     16.89%

         (2)   The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next
               preceding Monthly Period, multiplied by 12)                                                                   7.93%

         (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1 Certificates
               for the preceding Monthly Period)                                                                             8.96%

         (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
               Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution
               Date, divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of
               the next preceding Monthly Period, multiplied by 12)                                                          8.37%

         (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates for
               the preceding Monthly Period)                                                                                 0.59%

         (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
               with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
               amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                   8.56%

I)       Series 2000-1 Information for the Last Three Distribution Dates

         1)    Gross Yield

                  a)        12/16/02             16.89%
                  b)        11/15/02             18.98%
                  c)        10/15/02             17.38%

                                                      8

                                     -------------------------------------

                                        Series 2000-1 Monthly Statement
                                      December 16, 2002 Distribution Date

                                     -------------------------------------

         2)    Net Loss Rate

                  a)        12/16/02             7.93%
                  b)        11/15/02             5.74%
                  c)        10/15/02             5.39%

         3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)        12/16/02             0.59%
                  b)        11/15/02             4.79%
                  c)        10/15/02             3.56%

                  Three Month Average            2.98%

         4)    Monthly Payment Rate

                  a)        12/16/02             8.56%
                  b)        11/15/02             9.80%
                  c)        10/15/02             9.41%



                                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                                 Servicer


                                                 By: _________________________________
                                                 Name:      Patricia Garvey
                                                 Title:     Vice President

                                                      9

                                               MONTHLY STATEMENT

                                 ---------------------------------------------

                                            PROVIDIAN MASTER TRUST
                                                 SERIES 2000-2

                                 ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on
February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000
(as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor,
Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase
Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest
Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the
Distribution Date occurring on DECEMBER 16, 2002 AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE
MONTH OF NOVEMBER IS SET FORTH BELOW. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)   The total amount distributed to Class A Certificateholders per $1,000 original certificate
               principal amount                                                                                          $1.335799

         (2)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                 $1.335799

         (3)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                $0.000000

         (4)   The total amount distributed to Class B Certificateholders per $1,000 original certificate
               principal amount                                                                                          $1.628576

         (5)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                 $1.628576

         (6)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                $0.000000

B)       Information Regarding the Performance of the Trust

         (1)   Allocation of Receivables Collections to the Series 2000-2 Certificates

               (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                  $86,610,026.81

                                                      1


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                       Monthly Period immediately preceding the Distribution Date                                    $6,270,877.70

               (c)     The aggregate amount of Principal Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                 $493,706,689.43

               (d)     The Floating Allocation Percentage with respect to the Series 2000-2 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                    8.651234%

               (e)     The Principal Allocation Percentage with respect to the Series 2000-2 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                    8.651234%

               (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-2 Certificates for the Monthly Period immediately preceding the Distribution Date        $8,035,344.36

               (g)     The Principal Receivables collected and allocated to the Series 2000-2 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                               $42,711,720.83

         (2)   Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2
               for the Monthly Period immediately preceding the Distribution Date.

               (a)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-2 Certificates                                                                           $8,035,344.36

               (b)     Collection Account and Special Funding Account investment earnings allocated to the
                       Series 2000-2 Certificates                                                                            $0.00

               (c)     Principal Funding Account Investment Proceeds                                                         $0.00

               (d)     Class A Reserve Draw Amount                                                                           $0.00

               (e)     Class B Reserve Draw Amount                                                                           $0.00

               (f)     Additional Finance Charges from other Series allocated to the Series 2000-2
                       Certificates                                                                                          $0.00

               (g)     Payments, if any, on deposit as of the Determination Date received from any Interest
                       Rate Protection Agreements                                                                            $0.00

               (h)     Reallocated Class D Principal Collections                                                             $0.00

               (i)     Reallocated Collateral Principal Collections                                                          $0.00

                                                      2


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (j)     Reallocated Class B Principal Collections $0.00

               (k)     Total Available Finance Charge Collections and Reallocated Principal Collections for
                       Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)            $8,035,344.36

         (3)   Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date

               (a)     The Principal Receivables collected and allocated to the Series 2000-2 Certificates          $42,711,720.83

               (b)     Shared Principal Collections from other Series allocated to the Series 2000-2
                       Certificates                                                                                          $0.00

               (c)     Additional amounts to be treated as Available Principal Collections pursuant to the
                       Series Supplement                                                                             $3,827,108.94

               (d)     Reallocated Class D Principal Collections                                                             $0.00

               (e)     Reallocated Collateral Principal Collections                                                          $0.00

               (f)     Reallocated Class B Principal Collections                                                             $0.00

               (g)     Available Principal Collections for Series 2000-2 (total of (a), (b) and (c) minus
                       (d), (e) and (f) above)                                                                      $46,538,829.77

         (4)   Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)     31-60 days                                                                                     $117,547,766
               (b)     61-90 days                                                                                       84,922,485
               (c)     91 or more days                                                                                 158,770,467
                                                                                                                      ------------
               (d)     Total Delinquencies                                                                            $361,240,718

         (5)   Defaulted Amount

               (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly
                       Period immediately preceding the Distribution Date                                           $48,171,215.68

               (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                       Monthly Period immediately preceding the Distribution Date                                    $3,933,492.50

                                                      3


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (c)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                       [Defaulted Receivables minus Recoveries]                                                     $44,237,723.18

               (d)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                       allocable to the Series 2000-2 Certificates (the "Series 2000-2 Defaulted Amount")            $3,827,108.94

               (e)     The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the Class A
                       Percentage]                                                                                   $2,975,464.79

               (f)     The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the Class B
                       Percentage]                                                                                     $392,100.14

         (6)   Class A Charge-Offs

               (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                       Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A Defaulted
                       Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                       Invested Amount has been reduced in respect of such Class A Defaulted Amount (a"Class A
                       Charge-Off")                                                                                          $0.00

               (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                       amount of each Class A Certificateholder's investment)                                            $0.000000

               (c)     The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs
                       for prior Distribution Dates                                                                          $0.00

               (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                       Certificateholder's investment)                                                                   $0.000000

               (e)     The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                  $0.00

                                                      4


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         (7)   Class B Charge-Offs

               (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                       Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                       Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount,
                       (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested
                       Amount has been reduced in respect of such Class B Defaulted Amount                                   $0.00

               (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Class B Principal Collections                                          $0.00

               (c)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                       Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs") $0.00

               (d)     The total amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date as set forth in items 7(a), (b) and (c)                                             $0.00

               (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                   $0.000000

               (f)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class B Invested Amount on prior Distribution Dates                                                   $0.00

               (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                   $0.000000

               (h)     The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                  $0.00

         (8)   Reductions in the Collateral Interest

               (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                       Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                       of such Collateral Defaulted Amount                                                                   $0.00

                                                      5


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Collateral Principal Collections                                       $0.00

               (c)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                       Date in respect of items 6(a) and 7(a) above                                                          $0.00

               (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date as set forth in items 8(a), (b) and (c)                                             $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Collateral Invested Amount on prior Distribution Dates                                                $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                       Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on the Distribution
                       Date                                                                                                  $0.00

         (9)   Reductions in the Class D Interest

               (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                       Collections applied to such Class D Defaulted Amount                                                  $0.00

               (b)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Principal Collections                                                  $0.00

               (c)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                       Date in respect of items 6(a), 7(a) and 8 (a) above                                                   $0.00

               (d)     The total amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date as set forth in items 9(a), (b) and (c)                                             $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class D Invested Amount on prior Distribution Dates                                                   $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving
                       effect to all deposits, withdrawals and distributions on the Distribution Date                        $0.00

         (10)  Investor Monthly Servicing Fee

               (a)     The amount of the Series 2000-2 Monthly Servicing Fee payable to the Servicer on the
                       Distribution Date                                                                               $844,083.33

                                                      6


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         (11)  Class A Monthly Interest

               (a)     Class A Monthly Interest payable on the Distribution Date                                       $601,109.38

         (12)  Class B Monthly Interest

               (a)     Class B Monthly Interest payable on the Distribution Date                                        $96,574.58

         (13)  Principal Funding Account Amount

               (a)     The amount on deposit in the Principal Funding Account on the Distribution Date, after
                       giving effect to all deposits, withdrawals and distributions on such Distribution Date                $0.00

               (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the
                       Distribution Date occurring in August 2004 (The initial funding date for the Principal
                       Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


         (14)  Deficit Controlled Accumulation Amount

               The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
               all deposits, withdrawals and distributions on such Distribution Date                                         $0.00

         (15)  Class A Reserve Account

               (a)     The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                         $0.00

               (b)     The Class A Required Reserve Account Amount                                                           $0.00

         (16)  Class B Reserve Account

               (a)     The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                         $0.00

               (b)     The Class B Required Reserve Account Amount                                                           $0.00

C)       Class A Invested Amount

         (1)   The Class A Initial Invested Amount                                                                 $450,000,000.00

                                                      7


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                             $450,000,000.00

         (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
               Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
               Certificate by the Pool Factor                                                                             1.000000

D)       Class B Invested Amount

         (1)   The Class B Initial Invested Amount                                                                  $59,300,000.00

         (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $59,300,000.00

         (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
               Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
               Certificate by the Pool Factor.                                                                            1.000000

E)       Collateral Invested Amount

         (1)   The Collateral Initial Invested Amount                                                               $49,200,000.00

         (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $49,200,000.00

         (3)   The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution Date               8.50%

F)       Class D Invested Amount

         (1)   The Class D Initial Invested Amount                                                                  $20,300,000.00

         (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $20,300,000.00

         (3)   The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                  3.51%

                                                      8


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

G)       Receivables Balances

         (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last
               day of the immediately preceding Monthly Period                                                      $6,633,752,201

         (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the
               last day of the immediately preceding Monthly Period                                                   $175,557,409

H)       Annualized Percentages

         (1)   The Gross Yield (Available Finance Charge Collections for the Series 2000-2 Certificates for
               the preceding Monthly Period (excluding payments received from Interest Rate Protection
               Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the
               calendar month) Effective November 2002 monthly period.                                                      16.89%

         (2)   The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next
               preceding Monthly Period, multiplied by 12)                                                                   7.93%

         (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-2 Certificates
               for the preceding Monthly Period)                                                                             8.96%

         (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
               Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution
               Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of
               the next preceding Monthly multiplied by 12)                                                                  4.13%

         (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2 Certificates for
               the preceding Monthly Period)                                                                                 4.83%

         (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
               with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
               amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                   8.56%


I)       Series 2000-2 Information for the Last Three Distribution Dates

         1)    Gross Yield

               a)        12/16/02                            16.89%
               b)        11/15/02                            18.98%
               c)        10/15/02                            17.38%


                                    --------------------------------------

                                        Series 2000-2 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         2)    Net Loss Rate

               a)        12/16/02                            7.93%
               b)        11/15/02                            5.74%
               c)        10/15/02                            5.39%

         3)    Net Spread (Portfolio Yield Minus Base Rate)

               a)        12/16/02                            4.83%
               b)        11/15/02                            8.73%
               c)        10/15/02                            7.58%

               Three Month Average                           7.05%

         4)    Monthly Payment Rate

               a)        12/16/02                            8.56%
               b)        11/15/02                            9.80%
               c)        10/15/02                            9.41%


                                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                                 Servicer


                                                 By: _____________________________
                                                 Name:         Patricia Garvey
                                                 Title:        Vice President

                                                      10

                                               MONTHLY STATEMENT

                                 ---------------------------------------------

                                            PROVIDIAN MASTER TRUST
                                                 Series 2000-3

                                 ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on
February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1,
2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor,
Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan
Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder
and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to THE DISTRIBUTION DATE OCCURRING ON DECEMBER 16, 2002 AND WITH RESPECT TO THE PERFORMANCE OF THE
TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF
AN ORIGINAL PRINCIPAL amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         2000-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)   The total amount distributed to Class A Certificateholders per $1,000 original certificate
               principal amount                                                                                          $1.292743

         (2)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                 $1.292743

         (3)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                $0.000000

         (4)   The total amount distributed to Class B Certificateholders per $1,000 original certificate
               principal amount                                                                                          $1.576910

         (5)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                 $1.576910

         (6)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                $0.000000

B)       Information Regarding the Performance of the Trust

         (1)   Allocation of Receivables Collections to the Series 2000-3 Certificates

               (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                  $86,610,026.81

               (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                       Monthly Period immediately preceding the Distribution Date                                    $6,270,877.70

               (c)     The aggregate amount of Principal Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                 $493,706,689.43

                                                      1

                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (d)     The Floating Allocation Percentage with respect to the Series 2000-3 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                   10.462792%

               (e)     The Principal Allocation Percentage with respect to the Series 2000-3 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                   10.462792%

               (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-3 Certificates for the Monthly Period immediately preceding the Distribution Date        $9,717,935.48

               (g)     The Principal Receivables collected and allocated to the Series 2000-3 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                               $51,655,502.05

         (2)   Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-3
               for the Monthly Period immediately preceding the Distribution Date.

               (a)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-3 Certificates                                                                           $9,717,935.48

               (b)     Collection Account and Special Funding Account investment earnings allocated to the
                       Series 2000-3 Certificates                                                                            $0.00

               (c)     Principal Funding Account Investment Proceeds                                                         $0.00

               (d)     Class A Reserve Draw Amount                                                                           $0.00

               (e)     Class B Reserve Draw Amount                                                                           $0.00

               (f)     Additional Finance Charges from other Series allocated to the Series 2000-3
                       Certificates                                                                                          $0.00

               (g)     Payments, if any, on deposit as of the Determination Date received from any Interest
                       Rate Protection Agreements                                                                            $0.00

               (h)     Reallocated Class D Principal Collections                                                             $0.00

               (i)     Reallocated Collateral Principal Collections                                                          $0.00

               (j)     Reallocated Class B Principal Collections                                                             $0.00

               (k)     Total Available Finance Charge Collections and Reallocated Principal Collections for
                       Series 2000-3 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)            $9,717,935.48

         (3)   Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date

               (a)     The Principal Receivables collected and allocated to the Series 2000-3 Certificates          $51,655,502.05

                                                      2

                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (b)     Shared Principal Collections from other Series allocated to the Series 2000-3
                       Certificates                                                                                          $0.00

               (c)     Additional amounts to be treated as Available Principal Collections pursuant to the
                       Series Supplement                                                                             $4,628,500.79

               (d)     Reallocated Class D Principal Collections                                                             $0.00

               (e)     Reallocated Collateral Principal Collections                                                          $0.00

               (f)     Reallocated Class B Principal Collections                                                             $0.00

               (g)     Available Principal Collections for Series 2000-3 (total of (a), (b) and (c) minus
                       (d), (e) and (f) above)                                                                      $56,284,002.84

         (4)   Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)     31-60 days                                                                                     $117,547,766
               (b)     61-90 days                                                                                       84,922,485
               (c)     91 or more days                                                                                 158,770,467
                                                                                                                      ------------
               (d)     Total Delinquencies                                                                            $361,240,718

         (5)   Defaulted Amount

               (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly
                       Period immediately preceding the Distribution Date                                           $48,171,215.68

               (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                       Monthly Period immediately preceding the Distribution Date                                    $3,933,492.50

               (c)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                       [Defaulted Receivables minus Recoveries]                                                     $44,237,723.18

               (d)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                       allocable to the Series 2000-3 Certificates (the "Series 2000-3 Defaulted Amount")            $4,628,500.79

               (e)     The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by the Class A
                       Percentage]                                                                                   $3,598,659.36

               (f)     The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by the Class B
                       Percentage]                                                                                     $474,421.33

                                                      3

                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         (6)   Class A Charge-Offs

               (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                       Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted
                       Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                       Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class
                       A Charge-Off")                                                                                        $0.00

               (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                       amount of each Class A Certificateholder's investment)                                            $0.000000

               (c)     The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs
                       for prior Distribution Dates                                                                          $0.00

               (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                       Certificateholder's investment)                                                                   $0.000000

               (e)     The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                  $0.00

         (7)   Class B Charge-Offs

               (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                       Class D Principal Collections applied to such Class B Defaulted Amount, (ii)
                       Reallocated Class D Principal Collections applied to such Class B Defaulted Amount,
                       (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted
                       Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral
                       Invested Amount has been reduced in respect of such Class B Defaulted Amount                          $0.00

               (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Class B Principal Collections                                          $0.00

               (c)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                       Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                         $0.00

               (d)     The total amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date as set forth in items 7(a), (b) and (c)                                             $0.00

                                                      4

                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                   $0.000000

               (f)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class B Invested Amount on prior Distribution Dates                                                   $0.00

               (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                   $0.000000

               (h)     The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                  $0.00

         (8)   Reductions in the Collateral Interest

               (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                       Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                       of such Collateral Defaulted Amount                                                                   $0.00

               (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Collateral Principal Collections                                       $0.00

               (c)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                       Date in respect of items 6(a) and 7(a) above                                                          $0.00

               (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date as set forth in items 8(a), (b) and (c)                                             $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Collateral Invested Amount on prior Distribution Dates                                                $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                       Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on the Distribution
                       Date                                                                                                  $0.00

         (9)   Reductions in the Class D Interest

               (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                       Collections applied to such Class D Defaulted Amount                                                  $0.00

               (b)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                       Date in respect of Reallocated Principal Collections                                                  $0.00

                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

               (c)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                       Date in respect of items 6(a), 7(a) and 8 (a) above                                                   $0.00

               (d)     The total amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date as set forth in items 9(a), (b) and (c)                                             $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class D Invested Amount on prior Distribution Dates                                                   $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving
                       effect to all deposits, withdrawals and distributions on the Distribution Date                        $0.00

         (10)  Investor Monthly Servicing Fee

               (a)     The amount of the Series 2000-3 Monthly Servicing Fee payable to the Servicer on the
                       Distribution Date                                                                             $1,020,833.33

         (11)  Class A Monthly Interest

               (a)     Class A Monthly Interest payable on the Distribution Date                                       $703,575.41

         (12)  Class B Monthly Interest

               (a)     Class B Monthly Interest payable on the Distribution Date                                       $113,143.27

         (13)  Principal Funding Account Amount

               (a)     The amount on deposit in the Principal Funding Account on the Distribution Date, after
                       giving effect to all deposits, withdrawals and distributions on such Distribution Date                $0.00

               (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the
                       Distribution Date occurring in JULY 2003 (The initial funding date for the Principal
                       Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)  Deficit Controlled Accumulation Amount

               The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
               all deposits, withdrawals and distributions on such Distribution Date                                         $0.00

         (15)  Class A Reserve Account

               (a)     The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                         $0.00

               (b)     The Class A Required Reserve Account Amount                                                           $0.00

                                                      6

                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         (16)  Class B Reserve Account

               (a)     The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                         $0.00

               (b)     The Class B Required Reserve Account Amount                                                           $0.00

C)       Class A Invested Amount

         (1)   The Class A Initial Invested Amount                                                                 $544,250,000.00

         (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                             $544,250,000.00

         (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
               Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
               Certificate by the Pool Factor                                                                             1.000000

D)       Class B Invested Amount

         (1)   The Class B Initial Invested Amount                                                                  $71,750,000.00

         (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $71,750,000.00

         (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
               Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
               Certificate by the Pool Factor                                                                             1.000000

E)       Collateral Invested Amount

         (1)   The Collateral Initial Invested Amount                                                               $59,500,000.00

         (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $59,500,000.00

         (3)   The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution Date               8.50%

F)       Class D Invested Amount

         (1)   The Class D Initial Invested Amount                                                                  $24,500,000.00
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                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                              $24,500,000.00

         (3)   The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                  3.50%

G)       Receivables Balances

         (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last
               day of the immediately preceding Monthly Period                                                      $6,633,752,201

         (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the
               last day of the immediately preceding Monthly Period                                                   $175,557,409

H)       Annualized Percentages

         (1)   The Gross Yield (Available Finance Charge Collections for the Series 2000-3 Certificates for
               the preceding Monthly Period (excluding payments received from Interest Rate Protection
               Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the
               calendar month.) Effective November 2002 monthly period.                                                     16.89%

         (2)   The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next
               preceding Monthly Period, multiplied by 12)                                                                   7.93%

         (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3 Certificates
               for the preceding Monthly Period)                                                                             8.96%

         (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
               Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution
               Date, divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of
               the next preceding Monthly Period, multiplied by 12)                                                          4.05%

         (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3 Certificates for
               the preceding Monthly Period)                                                                                 4.91%

         (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
               with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
               amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                   8.56%

I)       Series 2000-3 Information for the Last Three Distribution Dates

         1)    Gross Yield

               a)        12/16/02                            16.89%
               b)        11/15/02                            18.98%
               c)        10/15/02                            17.38%
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                                    --------------------------------------

                                        Series 2000-3 Monthly Statement
                                      December 16, 2002 Distribution Date

                                    --------------------------------------

         2)    Net Loss Rate

               a)        12/16/02                            7.93%
               b)        11/15/02                            5.74%
               c)        10/15/02                            5.39%

         3)    Net Spread (Portfolio Yield Minus Base Rate)

               a)        12/16/02                            4.91%
               b)        11/15/02                            8.81%
               c)        10/15/02                            7.66%

               Three Month Average                           7.13%

         4)    Monthly Payment Rate

               a)        12/16/02                            8.56%
               b)        11/15/02                            9.80%
               c)        10/15/02                            9.41%


                                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                                  Servicer


                                                  By: _____________________________
                                                  Name:         Patricia Garvey
                                                  Title:        Vice President

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